UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           November 01, 2016

                                                              Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

           Minnesota                                                       000-26056                                                       41-1519168

    (State or other jurisdiction                              (Commission                                         (IRS Employer

           of incorporation)                                    File Number)                                      Identification No.)

                             500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota                55104

                                                     (Address of principal executive offices)                                  (Zip Code)

Registrant’s telephone number, including area code             (651) 603-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        On November 01, 2016, Melissa B. Fisher resigned from the Board of Directors of Image Sensing Systems, Inc. (the “Company”) for personal reasons.  Ms. Fisher stated she had no disagreements with the Board or management.  Ms. Fisher has served on the Board of Directors since 2014.

            James W. Bracke was appointed as Chair of the Audit Committee.

(d)        On November 01, 2016, the Board of Directors of the Company appointed Geoffrey C. Davis to the Company’s Board of Directors.  Mr. Davis, age 58, is a principal at Republic Consulting, LLC.  From 2005 to 2012, Mr. Davis served as a U.S. Congressman from the Commonwealth of Kentucky, and he represented the Fourth District in the United States House of Representatives.  During his tenure in Congress, Davis earned a leadership role within the Republican Conference as a Deputy Whip, which is a close advisor to Congressional Leadership.  Davis also served on the House and Finance Services and Armed Services Committees from 2005 to 2008.  Late in 2008, Davis was appointed to the Ways and Means Committee.  Prior to serving in Congress, Davis owned and operated a consulting firm specializing in lean manufacturing and systems integrations.  Davis graduated from the U.S. Military Academy at West Point, NY.

Mr. Davis will be compensated as a non-employee director in accordance with the Company’s existing non-employee director compensation program.  Under the program, for 2016, he will receive a pro-rata portion of the $50,000 annual retainer paid to all non-employee directors, of which half will be paid in cash and half as a stock award.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.  The following document is are hereby filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.

99.1     Press Release dated November 02, 2016.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          Image Sensing Systems, Inc.

Date:  November 02, 2016

                                                                                          By /s/  Richard A. Ehrich

Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Exhibit Index

Exhibit No.

99.1     Press Release dated November 02, 2016.

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